Exhibit 99.1
February 20, 2008 4Q 2008 Earnings

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

1Q 2009 Guidance Pacific Northwest Mid-Pacific Mid-Continent California Throughput (mbpd) 110-120 65-75 95-105 250-260 Opex ($/bbl) $ 5.00 $ 2.90 $ 3.45 $ 7.20 $ in millions, unless noted Corporate/System Refining Depreciation $ 85 Corporate Expense $ 45 Interest Expense Before Interest Income $ 25 Marginal Tax Rate (%) 39%

Net Income 2Q 2007 3Q 2007 1Q 2008 2Q 2008 3Q 2008 4Q 2008 200 47 -82 4.464 259 97 Net Income 1Q 2008 2Q 2008 3Q 2008 4Q 2008 -0.6 0.03 1.86 0.7 2003-2006 Average $ in millions, except per share amounts 1Q 2008 2Q 2008 3Q 2008 4Q 2008 Refining $ (87) $ 85 $ 476 $ 153 Retail (28) (11) 34 51 Corporate and Unallocated (43) (47) (58) (54) Interest and Financing Costs (24) (29) (30) (28) Interest Income and Other 47 5 3 2 Net Foreign Currency (Loss) / Gain (3) (5) - 20 Income Tax (Provision) / Benefit 56 6 (166) (47) Net Income $ (82) $ 4 $ 259 $ 97 EPS (Diluted) $ (0.60) $ 0.03 $ 1.86 $ 0.70 EPS (Diluted)

4Q 2008 Segment Operating Income Bridge 3Q 2008 Market Environment LIFO Impact Wholesale and Retail Marketing Other 4Q 2008 Op Income 510 336 260 224 204 204 Bridge 174 76 36 20 $ in millions

2008 Cash Flow Available Cash Capex Revolver and Debt Repayment Dividend and Other Ending Cash Cash Flow 23 129 73 20 20 716 650 56 53 Asset Sales 40 Beginning Cash 23 Operating Cash Flow 716 Asset Sales 40 $ in millions

4Q 2008 Gross Margin Reconciliation $/bbl, unless noted Reported Gross Margin LIFO Hedge* Revised Gross Margin** California California WC 3-2-1*** $11.03 $11.03 Capture Rate**** 124% 85% Gross Margin $13.66 $1.66 $2.64 $9.36 Pacific Northwest Pacific Northwest PNW 5-3-1-1*** $9.15 $9.15 Capture Rate**** 20% (6)% Gross Margin $1.83 $1.54 $0.88 $(0.59) Mid-Pacific Mid-Pacific PNW 5-3-1-1*** $9.15 $9.15 Capture Rate**** 253% 346% Gross Margin $23.14 $(9.81) $1.28 $31.67 Mid-Continent Mid-Continent G3 3-2-1*** $6.27 $6.27 Capture Rate**** 268% 270% Gross Margin $16.82 $(0.72) $0.59 $16.95 * Hedge gains and losses are recorded primarily in the region in which the barrels are received. ** Reported gross margin per barrel adjusted to exclude the impacts of our 2008 4th Quarter LIFO impacts and gains on derivative positions. *** For more information and detail on the benchmark crack spreads, please see the 'Industry Differentials' document in the Investors section of www.tsocorp.com **** Amounts may not recalculate due to rounding.

Throughput By Refining Region 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 180 150 138 Pacific Northwest Mid-Pacific Mid-Continent California 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 111 110 100 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 74 65 66 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 274 260 251

Operating Expense By Refining Region 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 7.01 7.15 6.13 Pacific Northwest Mid-Pacific Mid-Continent California 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 2.9 2.85 3.52 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 3.55 4.05 4.19 4Q 2007 4Q 2008 Guidance 4Q 2008 Actual 2007 Planned 3.32 3.45 3.5